                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                  May 12, 2000
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                       Illinois Superconductor Corporation
                       -----------------------------------
             (Exact name of registrant as specified in its charter)




         Delaware                      0-22302                  36-3688459
         --------                      -------                  ----------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
of incorporation)                                           Identification No.)



                451 Kingston Court, Mt. Prospect, Illinois 60056
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (847) 391-9400
                         ------------------------------
                         (Registrant's telephone number)

ITEM 5.  OTHER EVENTS.

         On May 12, 2000, Illinois Superconductor Corporation issued a press release reporting its earnings for the quarter ended March 31, 2000. A copy of the May 12, 2000 press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Items (a) and (b) are inapplicable.


         (c)   Exhibits.

         99.1 Press Release issued by Illinois Superconductor Corporation on May 12, 2000 reporting earnings for the quarter ended March 31, 2000.

                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                  ILLINOIS SUPERCONDUCTOR CORPORATION


                  By:             /s/  CYNTHIA QUIGLEY
                      ------------------------------------------------
                          Cynthia Quigley, Chief Financial Officer



Dated: May 12, 2000

                                  EXHIBIT INDEX




EXHIBIT NO.                             DESCRIPTION
-----------                             -----------

99.1 Press Release issued by Illinois Superconductor Corporation on May 12, 2000 reporting earnings for the quarter ended March 31, 2000.